SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 10, 2005
                                                        ------------------



                             THOMAS INDUSTRIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-5426                                  61-0505332
-----------------------------------------      ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

     4360 BROWNSBORO ROAD, SUITE 300
           LOUISVILLE, KENTUCKY                             40207
-----------------------------------------      ---------------------------------
(Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
                                                            --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On January 10, 2005, Thomas Industries issued a press release announcing that is had completed the acquisition of certain assets of Ruey Chang Electric Co. Ltd. Of Taipei, Taiwan. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  99.1 Press Release dated January 10, 2005 announcing the completion of the acquisition of certain assets of Ruey Chang Electric Co. Ltd. Of Taipei, Taiwan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THOMAS INDUSTRIES INC.
                                             (Registrant)

                                             By: /s/ Phillip J. Stuecker
                                             -----------------------------------
                                             Phillip J. Stuecker, Vice President
                                             of Finance, Chief Financial
                                             Officer, and Secretary


Dated:  January 11, 2005